BAR310

Aston/Barings International Fund

Summary Prospectus – March 1, 2010	Ticker: Class I–ABIIX, Class N–ABARX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/FormsProspectuses/Prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated March 1, 2010, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide total return.

FEES AND EXPENSES

The table below describes the fee and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee on Shares Held Less Than 90 Days (as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	1.01	%(a)	1.01%
Acquired Fund Fees and Expenses	0.02%		0.02%
Total Annual Fund Operating Expenses	2.28%		2.03%
Fee Waiver and/or Expense Reimbursement	(0.76	)%(b)	(0.76	)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.52	%(b)	1.27	%(b)
(a)	Other expenses are estimated for the current fiscal year.
(b)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$155	$639	$1,151	$2,557
Class I Shares	129	563	1,023	2,298

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115.51%.

Aston Funds	1	Summary Prospectus

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stock and other equity securities of non-U.S. companies.

The portfolio managers employ a growth at a reasonable price (“GARP”) strategy. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. The investment process combines bottom-up and top-down analysis. Bottom-up analysis is based on global company research that seeks to identify positive catalysts for outperformance or earnings surprise based on both growth and value factors. Top-down analysis seeks to assess the relative attractiveness of countries and sectors.

The Fund may invest in companies of all sizes, and market capitalization is a residual of the investment process. The Fund’s investment strategies may result in high portfolio turnover. The Fund invests primarily in companies in Europe, Australasia and the Far East (“EAFE”) and emerging markets. Under normal conditions, the Fund will invest in issuers from at least five countries excluding the U.S.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Emerging Market Risk. In addition to the general foreign securities risks, investing in emerging market countries is subject to a number of risks, including:

■	economic structures that are less diverse and mature than developed countries
■	less stable political systems and less developed legal systems
■	national policies that may restrict foreign investment
■	wide fluctuations in the value of investments
■	smaller securities markets making investments less liquid
■	special custody arrangements

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

GARP Style Risk. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by a fund for one year or less minus any net capital losses on securities held or treated as held by a fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Aston Funds	2	Summary Prospectus

FUND PERFORMANCE

The bar chart shows how the performance of the Class I shares of the Fund has varied from year-to-year over the periods shown. Class I shares and Class N shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class N shares would be lower than the returns of the Class I shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class I Shares

Calendar Year Total Return

Best quarter:	06/09	20.89%
Worst quarter:	09/08	(22.66)%

The following table indicates how the Fund’s average annual returns of Class I shares for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/Barings International Fund(a)
	1 Year	Since Inception (11/2/07)
Class I Shares (Inception 11/2/07):
Return Before Taxes	28.82%	(16.05)%
Return After Taxes on Distributions	28.76%	(16.07)%
Return After Taxes on Distributions and Sale of Fund Shares	18.81%	(13.42)%
MSCI EAFE Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from October 31, 2007.)	31.78%	(14.88)%
(a)	Class N shares have not commenced operations as of March 1, 2010 and therefore no returns are shown for Class N shares.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. Barings International Investment Limited (“Barings”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. David Bertocchi, Divisional Director of Barings, has served as portfolio manager to the Fund since April 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

Aston Funds	3	Summary Prospectus

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Aston Funds	4	Summary Prospectus